                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12


                    Transcontinental Realty Investors, Inc.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                              DALLAS, TEXAS 75234

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Transcontinental Realty Investors, Inc. to be held on Tuesday, June 10, 2003, at 11:00 a.m., at 1800 Valley View Lane, Suite 300, Dallas, Texas.

     This year you will be asked to vote in favor of one proposal for the election of four directors. The proposal is more fully explained in the attached proxy statement, which we encourage you to read.

     Whether you plan to attend or not, please sign, date and return the enclosed proxy card in the envelope provided or vote by telephone or through the designated internet site. Thank you for your cooperation.

Dated: April 30, 2003

                                           /s/ Robert A. Waldman

                                           Robert A. Waldman
                                           Senior Vice President, General
                                           Counsel and Corporate Secretary

                    TRANSCONTINENTAL REALTY INVESTORS, INC.

                                PROXY STATEMENT

DATE:                            Tuesday, June 10, 2003

TIME:                            11:00 a.m. (Central time)

PLACE:                           1800 Valley View Lane, Suite 300, Dallas, Texas

AGENDA: One proposal, numbered as Item 1 on the proxy card, for the election of four nominees as directors of Transcontinental Realty Investors, Inc. ("TCI").

WHO CAN VOTE:                    All holders of record of our common stock at
                                 the close of business on April 24, 2003, are entitled to vote. Holders of the common stock are entitled to one vote per share at the Annual Meeting. The common stock is the only class of our securities entitled to vote at the Annual Meeting.

PROXIES SOLICITED BY:            Your vote and proxy is being solicited by our
                                 Board of Directors for use at the Annual
                                 Meeting. This Proxy Statement and enclosed
                                 proxy card is sent on behalf of our Board of
                                 Directors to all stockholders beginning on
                                 April 30, 2003. By completing, signing and
                                 returning your proxy card, you will authorize
                                 the persons named on the proxy card to vote
                                 your shares according to your instructions.

PROXIES: If you do not indicate how you wish to vote for one or more of the nominees for director, the persons named on the proxy card will vote FOR election of all the nominees for director (Proposal 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee.

REVOKING YOUR PROXY:             You can revoke your proxy by:

                                 - writing to the Corporate Secretary (at 1800
                                   Valley View Lane, Suite 300, Dallas, Texas
                                   75234) before the Annual Meeting;

                                 - voting again via mail; or

                                 - casting your vote in person at the Annual
                                   Meeting. Your last vote will be the vote that is counted.

QUORUM: As of April 24, 2003, there were 8,072,594 shares of common stock issued and outstanding. The holders of the common stock have the right to cast one vote for each share held by them. The presence, in person or by proxy, of stockholders entitled to cast at least 4,036,298 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card by mail, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

VOTES OF MANAGEMENT AND
AFFILIATES:                      As of April 24, 2003, management and affiliates
                                 held 6,400,949 shares representing
                                 approximately 79.3% of the shares outstanding.
                                 Management intends to vote such shares for each proposal in accordance with the recommendation of the Board of Directors.

MULTIPLE PROXY CARDS:            If you receive multiple proxy cards, this
                                 indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted.

COSTS OF PROXY SOLICITATION:     Some of our directors, officers and employees
                                 may solicit proxies personally, without any additional compensation, by telephone or mail.
                                 Proxy materials also will be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

QUESTIONS:                       You may call our Investor Relations Department
                                 at (469) 522-4245 if you have any questions.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                               BOARD OF DIRECTORS

                             ELECTION OF DIRECTORS
                          ITEM NO. 1 ON THE PROXY CARD

     Four directors are to be elected at the Annual Meeting. Each director elected will hold office until the 2004 Annual Meeting. All of the nominees for director are now serving as directors. The nominees for election as director are:

                                                                    DIRECTOR
NAME                                                          AGE    SINCE
----                                                          ---   --------
Henry A. Butler.............................................  52      2001
Earl D. Cecil...............................................  73      2002
Ted P. Stokely..............................................  69      1990
Martin L. White.............................................  63      1995

     The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted.

     All of our nominees have consented to serve as directors. Our Board of Directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the Board will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute nominee.

DIRECTOR BIOGRAPHIES

     The nominees for directors are listed below, together with their terms of service, all positions and offices with TCI or TCI's advisor, Basic Capital Management, Inc. ("BCM"), other principal occupations, business experience and directorships with other companies during the last five years or more. The designation "Affiliated", when used below with respect to a director, means that the director is an officer, director or employee of the Advisor or an officer of TCI. The designation "Independent", when used below with respect to a director, means the director is neither an officer of TCI nor a director, officer or employee of the Advisor, although TCI may have certain business or professional relationships with such director as discussed below under "Certain Business Relationships and Related Transactions".

       NAME, PRINCIPAL OCCUPATIONS, BUSINESS EXPERIENCE AND DIRECTORSHIPS

HENRY A. BUTLER                      Director (Affiliated)
                                     (since December 2001).
Broker -- Land Sales (since 1992) of BCM; Owner/Operator (1989 to 1991) of Butler Interests,
Inc.; and Director (since December 2001) of Income Opportunity Realty Investors, Inc. ("IORI").

EARL D. CECIL                        Director (Independent)
                                     (since March 2002).
Financial and business consultant (since January 1994); Division Vice President (February 1987 to
December 1993) of James Mitchell & Company, a financial services marketing organization; Director
(since November 2001) of American Realty Investors, Inc. ("ARI"); and Director (since March 2002)
of IORI.

TED P. STOKELY                       Director (Independent) (since April 1990) and Chairman of
                                     the Board (since January 1995).
General Manager (since January 1995) of ECF Senior Housing Corporation, a nonprofit corporation;
General Manager (since January 1993) of Housing Assistance Foundation, Inc., a nonprofit corporation; Part-time unpaid consultant (since January 1993) of Eldercare Housing Foundation, a nonprofit corporation; General Manager (since April 2002) of Unified Housing Foundation, Inc., a nonprofit corporation; Director and Chairman of the Board (since November 2002) of ARI; and
Director (since April 1990) and Chairman of the Board (since January 1995) of IORI.

MARTIN L. WHITE                      Director (Independent)
                                     (since January 1995).
Chief Executive Officer (since 1995) of Builders Emporium, Inc.; Chairman and Chief Executive
Officer (since 1993) of North American Trading Company, Ltd.; President and Chief Operating
Officer (since 1992) of Community Based Developers, Inc.; and Director (since January 1995) of
IORI.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

BOARD MEETINGS AND COMMITTEES

     TCI's Board of Directors held 18 meetings during 2002. For such year, no incumbent Director attended fewer than 75 percent of the aggregate of (1) the total number of meetings held by the Board during the period for which he had been a Director and (2) the total number of meetings held by all committees of the Board on which he served during the periods that he served.

     The Board of Directors has an Audit Committee, the function of which is to review TCI's operating and accounting procedures. The Board of Directors does not have Nominating or Compensation Committees.

AUDIT COMMITTEE

     The Audit Committee meets periodically with the independent auditors and
(1) reviews annual financial statements and the independent auditors' work and report thereon, (2) reviews the independent auditors' report on internal controls and related matters, (3) selects and recommends to the Board of Directors the appointment of the independent auditors, (4) reviews the letter of engagement and statement of fees which pertain to the scope of the annual audit and certain special audit and non-audit work which may be required or suggested by the independent auditors, (5) receives and reviews information pertaining to internal audits, (6) directs and supervises special investigations and (7) performs any other functions deemed appropriate by the Board of Directors. Members of the Audit Committee are Messrs. Stokely, Cecil and White, each an independent director (as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual.) The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times during 2002.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees TCI's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Committee reviewed, with the independent auditors, the auditors judgments as to the quality, not just the acceptability, of TCI's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and TCI, including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with TCI's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of TCI's internal controls, and the overall quality of its' financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended, subject to Board approval, the selection of TCI's independent auditors.

                                            AUDIT COMMITTEE

                                            Ted P. Stokely
                                            Earl D. Cecil
                                            Martin L. White

Dated: April 24, 2003

OLIVE LITIGATION

     In February 1990, TCI, together with Continental Mortgage and Equity Trust ("CMET"), IORI and National Income Realty Trust ("NIRT"), three real estate entities with, at the time, the same officers, directors or trustees and advisor as TCI, entered into a settlement (the "Settlement") of a class and derivative action entitled Olive et al. v. National Income Realty Trust et al. (the "Olive Litigation") relating to the operation and management of each of the entities. On April 23, 1990, the Court granted final approval of the terms of the Settlement. The Settlement was modified in 1994 (the "Modification").

     On January 27, 1997, the parties entered into an Amendment to the Modification, effective January 9, 1997 (the "First Amendment"). The First Amendment provided for the settlement of additional matters raised by plaintiffs' counsel in 1996. The Court issued an order approving the First Amendment on July 3, 1997.

     The First Amendment provided that TCI's Board retain a management/compensation consultant or consultants to evaluate the fairness of the BCM advisory contract and any contract of its affiliates with TCI, CMET and IORI, including, but not limited to, the fairness to TCI, CMET and IORI of such contracts relative to other means of administration. In 1998, the Board engaged a management/compensation consultant to perform the evaluation which was completed in September 1998.

     In 1999, plaintiffs' counsel asserted that the Board did not comply with the provision requiring such engagement and requested that the Court exercise its retained jurisdiction to determine whether there was a breach of this provision of the First Amendment. In January 2000, after the merger of CMET with TCI, the Board engaged another management/compensation consultant to perform the required evaluation again. This evaluation was completed in April 2000 and was provided to plaintiffs' counsel. The Board believed that any alleged breach of the First Amendment had been fully remedied by the Board's engagement of the second consultant. Although several status conferences have been held on this matter, there has been no Court order resolving whether there was any breach of the First Amendment.

     In June 2000, plaintiffs' counsel asserted that the loans made by TCI to BCM and American Realty Trust, Inc. breached the provisions of the Modification. The Board believed that the provisions of the Settlement, the Modification and the First Amendment terminated on April 28, 1999. However, in September 2000, the Court ruled that certain provisions of the Modification continued to be effective after the termination date. This ruling was appealed to the United States Court of Appeals for the Ninth Circuit by TCI and IORI.

     On October 23, 2001, TCI, IORI and ARI jointly announced a preliminary agreement with the plaintiff's legal counsel for complete settlement of all disputes in the lawsuit. In February 2002, the court granted final approval for the proposed settlement (the "Second Amendment"). Under the Second Amendment, the appeal has been dismissed and ARI agreed to either (1) acquire all of the outstanding common shares of IORI and TCI not currently owned by ARI for a cash payment or shares of ARI Preferred Stock or (2) make tender offers for all of the outstanding common shares of IORI and TCI not currently owned by ARI. On November 15, 2002, ARI commenced the tender offers for the IORI and TCI shares. The tender offers were completed on March 18, 2003. ARI paid $19.00 cash per IORI share and $17.50 cash per TCI share for the stock tendered by non-affiliated stockholders. ARI acquired 265,036 IORI shares and 1,213,226 TCI shares. The completion of the tender offers fulfills the obligations under the Second Amendment and the Olive Litigation has been dismissed with prejudice.

EXECUTIVE OFFICERS

     The following persons currently serve as executive officers of TCI: Mark W. Branigan, Executive Vice President -- Residential; Louis J. Corna, Executive Vice President -- Tax; and Ronald E. Kimbrough, Acting Principal Executive Officer, Executive Vice President and Chief Financial Officer. Their positions with TCI are not subject to a vote of stockholders. The age, terms of service, all positions and offices with TCI or BCM, other principal occupations, business experience and directorships with other companies during the last five years or more of each executive officer are set forth below.

                                                                                                 AGE
                                                                                                 ---
MARK W. BRANIGAN                    Executive Vice President -- Residential (since June 2001),   48
                                    Executive Vice President and Chief Financial Officer
                                    (August 2000 to June 2001), Vice President -- Director of
                                    Construction (August 1999 to August 2000) and Executive
                                    Vice President -- Residential Asset Management (January
                                    1992 to October 1997).
Executive Vice President -- Residential (since June 2001), Executive Vice President and Chief
Financial Officer (August 2000 to June 2001), Vice President -- Director of Construction
(August 1999 to August 2000) and Executive Vice President -- Residential Asset Management
(January 1992 to October 1997) of BCM, IORI and American Realty Trust, Inc. ("ART"); Executive
Vice President -- Residential (since June 2001), Executive Vice President and Chief Financial
Officer (August 2000 to June 2001) and Director (September 2000 to June 2001) of ARI; and real estate consultant (November 1997 to July 1999).

                                                                                                 AGE
                                                                                                 ---

LOUIS J. CORNA                      Executive Vice President -- Tax (since October 2001),        55
                                    Executive Vice President and Chief Financial Officer (June
                                    2001 to October 2001) and Senior Vice President -- Tax
                                    (December 2001 to June 2001).
Executive Vice President -- Tax (since October 2001), Executive Vice President and Chief
Financial Officer (June 2001 to October 2001), and Senior Vice President -- Tax (December 2000
to June 2001) of BCM, ARI and IORI; Private Attorney (January 2000 to December 2000); Vice
President -- Taxes and Assistant Treasurer (March 1998 to January 2000) of IMC Global, Inc.;
and Vice President -- Taxes (July 1991 to February 1998) of Whitman Corporation.

RONALD E. KIMBROUGH                 Acting Principal Executive Officer, Executive Vice           50
                                    President and Chief Financial Officer (since January
                                    2002).
Acting Principal Executive Officer, Executive Vice President and Chief Financial Officer
(since January 2002) of BCM, ARI and IORI; Controller (from September 2000 to January 2002) of
BCM; Vice President and Treasurer (from January 1998 to September 2000) of Syntek West, Inc.
and One Realco Corporation; and Consultant (1997).

OFFICERS

     Although not an executive officer of TCI, Robert A. Waldman currently serves as Senior Vice President, Secretary and General Counsel. His position with TCI is not subject to a vote of stockholders. His age, term of service, all positions and offices with TCI or BCM, other principal occupations, business experience and directorships with other companies during the last five years or more is set forth below.

                                                                                                 AGE
                                                                                                 ---
ROBERT A. WALDMAN                   Senior Vice President and General Counsel (since January     50
                                    1995), Vice President(December 1990 to January 1995) and
                                    Secretary (December 1993 to February 1997 and since June
                                    1999).
Senior Vice President and General Counsel (since January 1995), Vice President (December 1990 to January 1995) and Secretary (December 1993 to February 1997 and since June 1999) of IORI;
Senior Vice President and General Counsel (since January 1995), Vice President (January 1993 to January 1995) and Secretary (since December 1989) of ART; Senior Vice President and General
Counsel (since November 1994), Vice President and Corporate Counsel (November 1989 to November
1994) and Secretary (since November 1989) of BCM; and Senior Vice President, Secretary and
General Counsel (since August 2000) of ARI.

     In addition to the foregoing officers, TCI has several vice presidents and assistant secretaries who are not listed herein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, TCI's Directors, executive officers, and any persons holding more than 10 percent of TCI Common Stock are required to report their ownership of TCI's shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and TCI is required to report any failure to file by these dates during 2002. All of these filing requirements were satisfied by its Directors and executive officers and 10 percent holders. In making these statements, TCI has relied on the written representations of its incumbent Directors and executive officers and its 10 percent holders and copies of the reports that they have filed with the Commission.

THE ADVISOR

     Although the Board of Directors is directly responsible for managing the affairs of TCI and for setting the policies which guide it, the day-to-day operations are performed by BCM under the supervision of the Board. The duties of BCM include, among other things, locating, investigating, evaluating and recommending real estate and mortgage note investment and sales opportunities and financing and refinancing sources. BCM also serves as a consultant to the Board in connection with the business plan and investment decisions made by the Board.

     BCM has served as TCI's advisor since March 1989. BCM is a company of which Messrs. Branigan, Corna and Kimbrough serve as executive officers. BCM is owned by a trust for the children of Gene E. Phillips. Mr. Phillips is not an officer or director of BCM, but serves as a representative of the trust, is involved in daily consultation with the officers of BCM and has significant influence over the conduct of BCM's business, including the rendering of advisory services and the making of investment decisions for itself and TCI.

     Under the Advisory Agreement, BCM is required to formulate and submit annually for Board approval a budget and business plan containing a 12 month forecast of operations and cash flow, a general plan for asset sales or purchases, lending, foreclosure and borrowing activity, and other investments, and BCM is required to report quarterly to the Board on TCI's performance against the business plan. In addition, all transactions require prior Board approval unless they are explicitly provided for in the approved business plan or are made pursuant to authority expressly delegated to BCM by the Board.

     The Advisory Agreement also requires prior Board approval for the retention of all consultants and third party professionals, other than legal counsel. The Advisory Agreement provides that BCM shall be deemed to be in a fiduciary relationship to the stockholders; contains a broad standard governing BCM's liability for losses by TCI; and contains guidelines for BCM's allocation of investment opportunities as among itself, TCI and other entities it advises.

     The Advisory Agreement provides for BCM to be responsible for the day-to-day operations of TCI and to receive an advisory fee comprised of a gross asset fee of .0625 percent per month (.75 percent per annum) of the average of the gross asset value (total assets less allowance for amortization, depreciation or depletion and valuation reserves) and an annual net income fee equal to 7.5 percent per annum of TCI's net income.

     The Advisory Agreement also provides for BCM to receive an annual incentive sales fee equal to 10 percent of the amount, if any, by which the aggregate sales consideration for all real estate sold by TCI during such fiscal year exceeds the sum of: (1) the cost of each such property as originally recorded in TCI's books for tax purposes (without deduction for depreciation, amortization or reserve for losses), (2) capital improvements made to such assets during the period owned by TCI and (3) all closing costs, (including real estate commissions) incurred in the sale of such real estate provided. However, no incentive fee shall be paid unless (a) such real estate sold in such fiscal year, in the aggregate, has produced an 8 percent simple annual return on the net investment including capital improvements, calculated over the holding period before depreciation and inclusive of operating income and sales consideration and (b) the aggregate net operating income from all real estate owned for each of the prior and current fiscal years shall be at least 5 percent higher in the current fiscal year than in the prior fiscal year.

     Additionally, under the Advisory Agreement, BCM or an affiliate of BCM is to receive an acquisition commission for supervising the acquisition, purchase or long-term lease of real estate equal to the lesser of (1) up to 1 percent of the cost of acquisition, inclusive of commissions, if any, paid to nonaffiliated brokers or (2) the compensation customarily charged in arm's-length transactions by others rendering similar property acquisition services as an ongoing public activity in the same geographical location and for comparable property; provided that the aggregate purchase price of each property (including acquisition commissions and all real estate brokerage fees) may not exceed such property's appraised value at acquisition.

     The Advisory Agreement requires BCM or any affiliate of BCM to pay TCI one-half of any compensation received from third parties with respect to the origination, placement or brokerage of any loan made by TCI. However, the compensation retained by BCM or any affiliate of BCM shall not exceed the lesser of (1) 2 percent of the amount of the loan committed or (2) a loan brokerage and commitment fee which is reasonable and fair under the circumstances.

     The Advisory Agreement also provides that BCM or an affiliate of BCM is to receive a mortgage or loan acquisition fee with respect to the acquisition or purchase of any existing mortgage loan by TCI equal to the lesser of (1) 1 percent of the amount of the loan purchased or (2) a loan brokerage or commitment fee which is reasonable and fair under the circumstances. Such fee will not be paid in connection with the origination or funding of any mortgage loan by TCI.

     Under the Advisory Agreement, BCM or an affiliate of BCM is also to receive a mortgage brokerage and equity refinancing fee for obtaining loans or refinancing on properties equal to the lesser of (1) 1 percent of the amount of the loan or the amount refinanced or (2) a brokerage or refinancing fee which is reasonable and fair under the circumstances, provided that no such fee shall be paid on loans from BCM or an affiliate of BCM without the approval of TCI's Board of Directors. No fee shall be paid on loan extensions.

     Under the Advisory Agreement, BCM receives reimbursement of certain expenses incurred by it in the performance of advisory services.

     Under the Advisory Agreement, all or a portion of the annual advisory fee must be refunded by the Advisor if the operating expenses of TCI (as defined in the Advisory Agreement) exceed certain limits specified in the Advisory Agreement based on the book value, net asset value and net income of TCI during the fiscal year. BCM was required to refund $1.4 million of the 2002 advisory fee under this provision.

     Additionally, if management were to request that BCM render services to TCI other than those required by the Advisory Agreement, BCM or an affiliate of BCM is separately compensated for such additional services on terms to be agreed upon from time to time. TCI has hired Triad Realty Services, Ltd. ("Triad"), an affiliate of BCM, to perform property management for TCI's properties. Also, TCI has engaged, on a non-exclusive basis, Regis Realty I, LLC. ("Regis"), a related party, to perform brokerage services for TCI. BCM may only assign the Advisory Agreement with the prior consent of TCI.

     The directors and principal officers of BCM are set forth below.

Mickey N. Phillips:..................  Director
Ryan T. Phillips:....................  Director
Mark W. Branigan:....................  Executive Vice President -- Residential
Louis J. Corna:......................  Executive Vice President -- Tax
Ronald E. Kimbrough:.................  Acting Principal Executive Officer, Executive Vice
                                       President and Chief Financial Officer
Dan S. Allred:.......................  Senior Vice President -- Land Development
Michael A. Bogel:....................  Senior Vice President -- Project Manager
Robert A. Waldman:...................  Senior Vice President, Secretary and General Counsel

     Mickey N. Phillips is Gene E. Phillips' brother, and Ryan T. Phillips is Gene E. Phillips' son. Gene E. Phillips serves as a representative of the trust established for the benefit of his children, which indirectly owns BCM and, in such capacity, has substantial contact with the management of BCM and input with respect to its performance of advisory services for TCI.

PROPERTY MANAGEMENT

     Affiliates of BCM have provided property management services. Currently, Triad provides such property management services for a fee of 5 percent or less of the monthly gross rents collected on the residential properties under its management and 3 percent or less of the monthly gross rents collected on the commercial properties under its management. Triad subcontracts with other entities for the provision of the property-level management services to TCI at various rates. The general partner of Triad is BCM. Triad subcontracts the property-level management and leasing of 45 of TCI's commercial properties and its five hotels to Regis, a related party. Regis is entitled to receive property and construction management fees and leasing commissions in accordance with the terms of its property-level management agreement with Triad.

REAL ESTATE BROKERAGE

     Regis also provides services to TCI on a non-exclusive basis. Regis is entitled to receive a real estate commission for property purchases and sales in accordance with the following sliding scale of total fees to be paid: (1) maximum fee of 4.5 percent on the first $2.0 million of any purchase or sale transaction of which no more than 3.5 percent would be paid to Regis or affiliates; (2) maximum fee of 3.5 percent on transaction amounts between $2.0 million to $5.0 million of which no more than 3 percent would be paid to Regis or affiliates; (3) maximum fee of 2.5 percent on transaction amounts between $5.0 million to $10.0 million of which no more than 2 percent would be paid to Regis or affiliates; and (4) maximum fee of 2 percent on transaction amounts in excess of $10.0 million of which no more than 1.5 percent would be paid to Regis or affiliates.

EXECUTIVE COMPENSATION

     TCI has no employees, payroll or benefit plans and pays no compensation to its executive officers. The executive officers of TCI, who are also officers or employees of BCM, TCI's advisor, are compensated by BCM. Such executive officers perform a variety of services for BCM and the amount of their compensation is determined solely by BCM. BCM does not allocate the cash compensation of its officers among the various entities for which it serves as advisor.

     The only remuneration paid by TCI is to the Directors who are not officers or directors of BCM or its affiliated companies. The Independent Directors (1) review the business plan of TCI to determine that it is in the best interest of stockholders, (2) review the advisory contract, (3) supervise the performance of the advisor and review the reasonableness of the compensation to the advisor in terms of the nature and quality of services performed, (4) review the reasonableness of the total fees and expenses of TCI and (5) select, when necessary, a qualified independent real estate appraiser to appraise properties acquired.

     Each Independent Director receives compensation in the amount of $30,000 per year, plus reimbursement for expenses. The Chairman of the Board receives an additional fee of $3,000 per year. In addition, each Independent Director receives an additional fee of $1,000 per day for any special services rendered by him to TCI outside of his ordinary duties as Director, plus reimbursement of expenses. Each Independent Director that serves as a member of the Audit Committee receives $250 for each Audit Committee meeting attended.

     During 2002, $91,113 was paid to the Independent Directors in total Directors' fees for all services, including the annual fee for service, during the period January 1, 2002, through December 31, 2002, and 2002 special service fees as follows: Earl D. Cecil, $25,113; Ted P. Stokely, $34,000; and Martin L. White, $32,000.

DIRECTORS STOCK OPTION PLAN

     TCI has established a Director's Stock Option Plan ("Director's Plan") for the purpose of attracting and retaining Directors who are not officers or employees of TCI or BCM. The Director's Plan provides for the grant of options that are exercisable at fair market value of TCI's Common Stock on the date of grant. The Director's Plan was approved by stockholders at their annual meeting on October 10, 2000, following which each then-serving Independent Director was granted options to purchase 5,000 shares of Common Stock of TCI. On January 1 of each year, each Independent Director will receive options to purchase 5,000 shares of Common Stock. The options are immediately exercisable and expire on the earlier of the first anniversary of the date on which a Director ceases to be a Director or 10 years from the date of grant.

     As of March 1, 2003, TCI had 110,000 shares of Common Stock reserved for issuance under the Director's Stock Option Plan of which options for 15,000 shares were outstanding. See "Security Ownership of Management" herein for information on the options held by Directors.

2000 STOCK OPTION PLAN

     TCI has established the 2000 Stock Option Plan ("2000 Plan") as an incentive for and as a means of encouraging ownership of TCI Common Stock by the officers of TCI and employees of BCM or its affiliates. The 2000 Plan is administered by the Stock Option Committee, which currently consists of three Independent

Directors. The exercise price per share of an option will not be less than 100 percent of the fair market value per share on the date of grant. TCI receives no consideration for the grant of an option.

     As of March 1, 2003, TCI had 300,000 shares of Common Stock reserved for issuance under the 2000 Plan. However, no options had been granted at that time.

PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholder return on TCI's shares of Common Stock with the Dow Jones US Total Market Index ("DJ Total Market Index") and the Dow Jones Real Estate Investment Index ("DJ Real Estate Index"). The comparison assumes that $100 was invested on December 31, 1997, in shares of TCI Common Stock and in each of the indices and further assumes the reinvestment of all distributions. Past performance is not necessarily an indicator of future performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                              (PERFORMANCE GRAPH)

                                        1997     1998     1999     2000     2001     2002
                                       ------   ------   ------   ------   ------   ------
TCI..................................  100.00    83.00    85.88    63.28   114.44   125.77
DJ Total Market Index................  100.00   124.90   153.28   139.07   122.50    95.45
DJ Real Estate Index.................  100.00    78.88    74.69    95.24   106.49   110.35

     Security Ownership of Certain Beneficial Owners and Management

     Security Ownership of Certain Beneficial Owners. The following table sets forth the ownership of TCI Common Stock, both beneficially and of record, both individually and in the aggregate, for those persons or entities known by TCI to be beneficial owners of more than 5 percent of the outstanding shares of Common Stock as of the close of business on April 24, 2003.

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP     CLASS(1)
------------------------------------                          ----------   ----------
American Realty Investors, Inc. ............................  5,207,526(2)    64.5%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234
EQK Holdings, Inc.(3).......................................  3,994,300       49.7%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234
Transcontinental Realty.....................................  1,213,226       15.0%
  Acquisition Corporation(4)
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234
Basic Capital Management, Inc.(5)...........................  1,166,947       14.5%
  1800 Valley View Lane
  Suite 300
  Dallas, Texas 75234

---------------

(1) Percentage is based upon 8,072,594 shares of Common Stock outstanding at April 24, 2003.

(2) Includes 3,994,300 shares owned by EQK Holdings, Inc. ("EQK") and 1,213,226 shares owned by Transcontinental Realty Acquisition Corporation ("TRAC").

(3) EQK is a wholly-owned subsidiary of ARI.

(4) TRAC is a wholly-owned subsidiary of ARI.

(5) BCM serves as the contractual advisor to ARI, IORI and TCI.

     Security Ownership of Management. The following table sets forth the ownership of TCI Common Stock, both beneficially and of record, both individually and in the aggregate for the Directors and executive officers of TCI as of the close of business on April 24, 2003.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL         PERCENT OF
NAME OF BENEFICIAL OWNER                                          OWNERSHIP            CLASS(1)
------------------------                                      -----------------       ----------
Mark W. Branigan............................................       6,400,949(2)(3)       79.3%
Henry A. Butler.............................................              --               --
Earl D. Cecil...............................................       5,207,526(4)(5)       64.5%
Louis J. Corna..............................................       6,400,949(2)(3)       79.3%
Ronald E. Kimbrough.........................................       6,400,949(2)(3)       79.3%
Ted P. Stokely..............................................       5,207,526(4)(6)       64.5%
Martin L. White.............................................           5,000(7)             *
All Directors and Executive Officers as a group (7
  individuals)..............................................       6,415,949(2)(3)       79.3%
                                                                            (4)(5)
                                                                            (6)(7)

---------------

* Less than 1%

(1) Percentage is based upon 8,072,594 shares of common stock outstanding at April 24, 2003.

(2) Includes 26,475 shares owned by Syntek Asset Management, L.P. and 1,166,947 shares owned by BCM. Each of the executive officers of TCI may be deemed to be beneficial owners of such shares by virtue of their positions as executive officers of BCM. The executive officers of TCI disclaim such beneficial ownership.

(3) Includes 3,994,301 shares owned by EQK and 1,213,226 shares owned by TRAC. Each of the executive officers of ARI may be deemed to be beneficial owners of such shares by virtue of their positions as executive officers for BCM. The executive officers of TCI disclaim such beneficial ownership.

(4) Includes 3,994,301 shares owned by EQK and 1,213,226 shares owned by TRAC. Messrs. Cecil and Stokely may be deemed to be beneficial owners of such shares by virtue of their position as directors of ARI. Messrs. Cecil and Stokely disclaim such beneficial ownership.

(5) Include 5,000 shares which may be acquired by Mr. Cecil pursuant to the Director Stock Option Plan.

(6) Includes 5,000 shares which may be acquired by Mr. Stokely pursuant to the Director Stock Option Plan.

(7) Includes 5,000 shares which may be acquired by Mr. White pursuant to the Director Stock Option Plan.

     The Board of Directors has approved the repurchase of a total of 1.4 million shares of TCI's Common Stock. Through December 31, 2002, a total of 409,765 shares had been repurchased at a cost of $3.3 million. No shares were repurchased in 2002. In September 2001, the Board approved a private block purchase of 593,200 shares of Common Stock for a total cost of $9.5 million.

CERTAIN BUSINESS RELATIONSHIPS

     In February 1989, the Board of Directors voted to retain BCM as TCI's advisor. BCM is a corporation of which Messrs. Branigan, Corna and Kimbrough serve as executive officers. BCM is indirectly owned by a trust for the children of Gene E. Phillips. Mr. Phillips is not an officer or director of BCM, but serves as a representative of the trust, is involved in daily consultation with the offices of BCM and has significant influence over the conduct of BCM's business including the rendering of advisory services and the making of investment decisions for itself and for TCI.

     Since February 1991, affiliates of BCM have provided property management services to TCI. Currently, Triad provides such property management services. The general partner of Triad is BCM. Triad subcontracts the property-level management and leasing of 45 of TCI's commercial properties and its five hotels to Regis, a related party.

     Regis also provides real estate brokerage services for TCI, on a non-exclusive basis, and receives brokerage commissions in accordance with the brokerage agreement.

     The Directors and officers of TCI also serve as directors and officers of IORI. The Directors owe fiduciary duties to IORI, as well as to TCI under applicable law. IORI has the same relationship with BCM as TCI. As of April 24, 2003, TCI owned approximately 24.0 percent of the outstanding common shares of IORI. BCM serves as advisor to ARI. Messrs. Cecil and Stokely serve also as directors of ARI. In addition, Messrs. Branigan, Corna and Kimbrough are executive officers of ARI.

RELATED PARTY TRANSACTIONS

     Historically, TCI has engaged in and may continue to engage in business transactions, including real estate partnerships, with related parties. Management believes that all of the related party transactions represented the best investments available at the time and were at least as advantageous to TCI as could have been obtained from unrelated third parties.

     In 2002, TCI received $68,000 in rent from BCM for BCM's lease at Addison Hangar. BCM owns a corporate jet that is housed at the hangar and TCI has available space at the hangar.

     In January 2002, TCI purchased 100% of the outstanding common shares of ART Two Hickory Corporation from ARI for $4.4 million. The purchase price was determined based upon the market value of the property exchanged, using a market rate multiple of net operating income ("cap rate") of 7.0%. The business purpose of the transaction was for TCI to make an equity investment in Two Hickory anticipating a profitable return.

     In February 2002, TCI sold a $2.0 million senior participation interest in a loan to IORI. Management determined that TCI could benefit from the increase in cash and decrease its notes receivable outstanding portfolio.

     In March 2002, TCI paid cash of $600,000 and received from ARI two parcels of land, a 24.5 acre tract of Rasor land, a 16.98 acre tract of Lakeshore Villas land, and the 45,623 sq. ft. Oaktree Village Shopping Center in exchange for the 80,278 sq. ft. Plaza on Bachman Creek Shopping Center. The exchange value prices for the shopping centers were determined based on a cap rate of 10.5% and the value for the Rasor and Lakeshore Villas land was determined on appraised rates of $3.36 and $1.29 per square foot, respectively. The business purpose of the transaction was for TCI to construct apartments on the Rasor and Lakeshore Villas land and to give ample value for the property TCI exchanged, the Oaktree Shopping Center was added to the transaction.

     In April 2002, TCI purchased 100% of the following entities from ARI:
Garden Confederate Point, L.P., Garden Foxwood, L.P., Garden Woodsong, L.P. and ART One Hickory Corporation for $10.0 million. The purchase price for these entities was determined based on a cap rate of 8.41% for the partnerships and 7.0% for ART One Hickory Corporation. The business purpose of the transaction was for TCI to make an equity investment in the entities anticipating a profitable return.

     In June 2002, TCI purchase Centura Tower, Ltd. partnership, which owns the Centura Tower Office Building from ARI for $50.0 million. The purchase price for the Centura Tower was determined based on appraised value and replacement cost. The business purpose of the transaction was for TCI to acquire a Class A office building with significant upside potential anticipating a profitable return.

     Also in June 2002, TCI purchased five parcels of unimproved land from ARI: the Hollywood Casino, Marine Creek, Mason Park, Nashville and Palm Desert land parcels. The purchase price of the Hollywood Casino land was determined based on an appraised rate of $9.10 per square foot. The business purpose of the transaction was for TCI to consolidate its holdings within the Mercer Crossing development. The purchase price for the Marine Creek, Mason Park, Nashville and Palm Desert land parcels was determined based on appraised rates of $2.00, $3.56, $4.00 and $1.48 per square foot, respectively. The business purpose of the transaction was for TCI to develop apartments on these four tracts of land.

     In October 2002, a short term working capital loan to BCM for a total of $4.0 million was assumed by TCI. The loan is secured on the Red Cross land, requires quarterly payments and was due in October 2002.

     In December 2002, TCI purchased the NLP/CH, Ltd. partnership, which owns the Centura land parcel, from ARI. The purchase price was determined based on an appraised rate of $34.89 per share foot. The business purpose of the transaction was for TCI to construct apartments on the land.

     At December 31, 2002, TCI owned 746,972 shares of ARI common stock which were primarily purchased in open market transactions in 1990 and 1991 at a total cost of $1.6 million. The officers of TCI also serve as officers of ARI. BCM also serves as advisor to ARI and at April 24, 2003, ARI owned approximately 64.5% of TCI's outstanding Common Stock. At December 31, 2002, the market value of the ARI common shares owned by TCI was $6.0 million.

     In February 2003, a short term working capital loan to BCM for a total of $2.5 million was assumed by TCI. The loan is secured by the Stone Oak Apartments in San Antonio, Texas, and requires all principal and interest due and payable on April 28, 2003.

     TCI is a partner with IORI in Nakash Income Associates. TCI owns 345,728 shares of IORI's Common Stock, an approximate 24.0% interest. At December 31, 2002, the market value of the IORI common shares was $6.5 million.

     In 2002, TCI paid BCM, its affiliates and related parties $5.9 million in advisory, incentive and net income fees, $753,000 in mortgage brokerage and equity refinancing fees, $58,000 in property acquisition fees,

$3.0 million in real estate brokerage commissions and $8.2 million in property and construction management fees and leasing commissions, net of property management fees paid to subcontractors, other than affiliates of BCM. In addition, as provided in the Advisory Agreement, BCM received cost reimbursements of $2.0 million.

     In addition, from time-to-time, TCI and its affiliates have made advances to each other, which generally have not had specific repayment terms and have been reflected in TCI's financial statements as other assets or other liabilities. At December 31, 2002, TCI had receivables of $6.6 million, $1.8 million and $6.0 million from BCM, GS Realty, and ARI respectively. Also at December 31, 2002, TCI owed $649,000, $374,000 and $5.3 million to GS Realty, BCM and IORI, respectively. In January 2003, TCI paid the $649,000 due to GS Realty and in March 2003, TCI paid the $374,000 to BCM.

     Restrictions on Related Party Transactions. Article FOURTEENTH of TCI's Articles of Incorporation provides that TCI shall not, directly or indirectly, contract or engage in any transaction with (1) any director, officer or employee of TCI, (2) any director, officer or employee of the advisor, (3) the advisor or
(4) any affiliate or associate (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of any of the aforementioned persons, unless (a) the material facts as to the relationship among or financial interest of the relevant individuals or persons and as to the contract or transaction are disclosed to or are known by the Board of Directors or the appropriate committee thereof and (b) the Board of Directors or committee thereof determines that such contract or transaction is fair to TCI and simultaneously authorizes or ratifies such contract or transaction by the affirmative vote of a majority of independent directors of TCI entitled to vote thereon.

     Article FOURTEENTH defines an "independent director" as one who is neither an officer or employee of TCI nor a director, officer or employee of TCI's advisor, BCM.

                         SELECTION OF AUDITORS FOR 2003

     The Board of Directors has selected BDO Seidman, LLP as the auditors for TCI for the 2003 fiscal year. TCI's auditors for the 2002 fiscal year were BDO Seidman, LLP. A representative of BDO Seidman is expected to attend the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Fees paid to BDO Seidman, LLP, for the last audit of annual financial statements and reviews of financial statements included in TCI's Forms 10-Q during 2002 were $225,744.

ALL OTHER FEES

     All other fees paid to BDO Seidman, LLP, were $96,515 and related primarily to tax preparation services. The Audit Committee has considered whether the provision of these services is compatible with maintaining BDO Seidman, LLP's independence.

                                 OTHER MATTERS

     Management knows of no other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

                              FINANCIAL STATEMENTS

     The audited financial statements of TCI, in comparative form for the years ended December 31, 2002, 2001 and 2000, are contained in the 2002 Annual Report to Stockholders. However, such report and the financial statements contained therein are not to be considered part of this solicitation.

                            SOLICITATION OF PROXIES

     THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE DIRECTORS OF TCI. The cost of soliciting proxies will be borne by TCI. Directors and officers of TCI may, without additional compensation, solicit by mail, in person or by telecommunication. In addition, TCI has retained Georgeson Shareholder Communications, Inc. ("GSC") to assist in the solicitation of proxies. An agreement with GSC provides that it will distribute materials relating to the solicitation of proxies, contact stockholders to confirm receipt of materials and answer questions relating thereto. GSC is to be paid a base fee of $7,500 plus out-of-pocket expenses and is to be indemnified against certain liability incurred as a result of the provision of such services.

                           PROPOSALS BY STOCKHOLDERS

     Stockholder proposals for our Annual Meeting to be held in 2004 must be received by us by December 29, 2003, and must otherwise comply with the rules promulgated by the Securities and Exchange Commission to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to our Corporate Secretary at 1800 Valley View Lane, Suite 300, Dallas, Texas 75234.

                             ---------------------

COPIES OF TCI'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO TRANSCONTINENTAL REALTY INVESTORS, INC., 1800 VALLEY VIEW LANE, SUITE 300, DALLAS, TEXAS 75234,
ATTENTION: DIRECTOR OF INVESTOR RELATIONS.

                                            By Order of the Board of Directors

                                            /s/ Ronald E. Kimbrough
                                            Ronald E. Kimbrough
                                            Acting Principal Executive Officer,
                                            Executive Vice President and
                                            Chief Financial Officer

THE BOARD OF DIRECTORS OF TCI RECOMMENDS THAT YOU VOTE FOR THE FOUR NOMINEES ON THE ENCLOSED PROXY. REGARDLESS OF HOW YOU WISH TO VOTE YOUR SHARES, YOUR BOARD OF DIRECTORS URGES YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR THROUGH THE DESIGNATED INTERNET SITE.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                    TRANSCONTINENTAL REALTY INVESTORS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 10, 2003

    The undersigned hereby appoints RONALD E. KIMBROUGH and ROBERT A. WALDMAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to be at the Annual Meeting of Stockholders of TRANSCONTINENTAL REALTY INVESTORS, INC., to be held on Tuesday, June 10, 2003 at 11:00 a.m., or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

            (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)

                                                                           14475


                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                               TRANSCONTINENTAL REALTY INVESTORS, INC.

                                                            JUNE 10, 2003

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.



                                        - Please detach and mail in the envelope provided. -

-----------------------------------------------------------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS OF TRANSCONTINENTAL REALTY INVESTORS, INC. RECOMMENDS A  VOTE FOR THE FOUR NOMINEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE  ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                          FOR     AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS:                          2. OTHER BUSINESS: I AUTHORIZE the aforementioned      [ ]       [ ]        [ ]
                                                      proxies in their discretion to vote upon such other
                            NOMINEES:                 business as may properly come before the Annual
[ ]FOR ALL NOMINEES         [ ] Ted P. Stokely        Meeting and any adjournments thereof.
                            [ ] Henry A. Butler
[ ]WITHHOLD AUTORITY        [ ] Earl D. Cecil      WHEN A PROXY CARD IS PROPERLY EXECUTED AND
   FOR ALL NOMINEES         [ ] Martin L. White    RETURNED, THE SHARES REPRESENTED THEREBY
                                                   WILL BE VOTED IN FAVOR OF THE ELECTION FOR
[ ]FOR ALL EXCEPT                                  EACH OF THE NOMINEES, UNLESS AUTHORITY TO
   (See instructions below)                        VOTE FOR ANY SUCH NOMINEE IS SPECIFICALLY
                                                   WITHHELD. THERE WILL BE NO CUMULATIVE VOTING
                                                   FOR THE ELECTION OF DIRECTORS. IF ANY
                                                   NOMINEE IS UNABLE TO SERVE OR WILL NOT SERVE
                                                   (AN EVENT WHICH IS NOT ANTICIPATED), THEN
                                                   THE PERSON ACTING PURSUANT TO THE AUTHORITY
                                                   GRANTED UNDER THE PROXY WILL CAST VOTES FOR
                                                   THE REMAINING NOMINEES AND, UNLESS THE BOARD
                                                   OF DIRECTORS TAKES ACTION TO REDUCE THE
                                                   NUMBER OF DIRECTORS, FOR SUCH OTHER
                                                   PERSONS(S) AS HE OR SHE MAY SELECT IN PLACE
                                                   OF SUCH NOMINEES.

                                                   YOUR PROXY IS IMPORTANT. PLEASE INDICATE
INSTRUCTION: To withhold authority to vote for     YOUR SUPPORT FOR THE BOARD OF DIRECTORS BY
             any individual nominee(s), mark       MARKING THE BOXES FOR ELECTION OF THE FOUR
             "FOR ALL EXCEPT" and fill in the      DIRECTORS. PLEASE SIGN, DATE AND MAIL THIS
             circle next to each nominee you       CARD TODAY IN THE ENCLOSED ENVELOPE. IF NOT
             wish to withhold, as shown here: [X]  OTHERWISE MARKED ABOVE, YOUR PROXY WILL BE
                                                   VOTED FOR THE ELECTION OF THE FOUR NOMINEES.
                                                   THIS PROXY REVOKES ALL PREVIOUS PROXIES.


To change the address on your account,
please check the box at right and indicate your new address in the address space above. [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder                          Date:            Signature of Stockholder                          Date:
                         ------------------------        --------                           -----------------------        --------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.